EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I Laurie Holcomb, Chief Executive Officer of Gold Flora Corporation (the “Company”), hereby certify, that, to my knowledge:
(1)The Quarterly Report on Form 10-Q for the period ended June 30, 2024 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2024	/s/ Laurie Holcomb
Laurie Holcomb
Chief Executive Officer
(Principal Executive Officer)
A signed original of this written statement required by Section 906 has been provided to Gold Flora Corporation and will be retained by Gold Flora Corporation and furnished to the Securities and Exchange Commission or its staff upon request.